                              EXHIBIT 99.B (5)(A)



                    EXISTING INVESTMENT ADVISORY AGREEMENTS

                                      AND

                  AMENDMENTS TO INVESTMENT ADVISORY AGREEMENTS

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                           CT&T GROWTH & INCOME FUND
                           =========================

     AGREEMENT made this 30th day of November  , 1993 by and between CT&T
FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T GROWTH & INCOME FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

     WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to Chicago Trust Growth & Income Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.70% of the Fund's average daily net assets for the month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. This Agreement shall become effective on December , 1993, provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect until November 1995. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the


Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 30th day of November, 1993.


ATTEST                                             CT&T GROWTH & INCOME FUND


_____________________                 By:___________________________________
                                                   Andrew P. Mayo, President



ATTEST                                       CHICAGO TITLE AND TRUST COMPANY


_____________________                 By:___________________________________
                                  Stuart D. Bilton, Executive Vice President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST GROWTH & INCOME FUND (previously known as CT&T Growth & Income
Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated November 30, 1993, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through THE CHICAGO TRUST COMPANY; and

     * The name of the Fund has been changed to CHICAGO TRUST GROWTH & INCOME FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.


CHICAGO TRUST GROWTH & INCOME FUND    THE CHICAGO TRUST COMPANY
----------------------------------    -------------------------


___________________________________________      ___________________________
By:             Andrew P. Mayo, President        By:

___________________________________________      _____________________________
Attest: Kenneth C. Anderson, Vice President      Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                      CT&T INTERMEDIATE FIXED INCOME FUND
                      ===================================


     AGREEMENT made this 30th day of November, 1993 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T INTERMEDIATE FIXED INCOME FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

     WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to CT&T Intermediate Fixed Income Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.55% of the Fund's average daily net assets for the month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. This Agreement shall become effective on December , 1993, provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect until November 1995. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 30th day of November, 1993.


ATTEST                                    CT&T INTERMEDIATE FIXED INCOME FUND


_____________________                           By:__________________________
                                                    Andrew P. Mayo, President

ATTEST                                        CHICAGO TITLE AND TRUST COMPANY


_____________________                           By:__________________________
                                                                    President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST BOND FUND (previously known as CT&T Intermediate Fixed Income
Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated November 30, 1993, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through THE CHICAGO TRUST COMPANY; and

     *    The name of the Fund has been changed to CHICAGO TRUST BOND FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.



CHICAGO TRUST BOND FUND                         THE CHICAGO TRUST COMPANY
-----------------------                         -------------------------


___________________________________________     _______________________________
By:               Andrew P. Mayo, President     By:

___________________________________________     _______________________________
Attest: Kenneth C. Anderson, Vice President     Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                     CT&T INTERMEDIATE MUNICIPAL BOND FUND
                     =====================================


     AGREEMENT made this 30th day of November, 1993 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T INTERMEDIATE MUNICIPAL BOND FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

     WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to Chicago Trust Bond Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.60% of the Fund's average daily net assets for the month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. This Agreement shall become effective on December , 1993, provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect until November 1995. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 30th day of November, 1993.


ATTEST                                  CT&T INTERMEDIATE MUNICIPAL BOND FUND


____________________                           By:___________________________
                                                    Andrew P. Mayo, President


ATTEST                                        CHICAGO TITLE AND TRUST COMPANY


____________________                    By:__________________________________
                                   Stuart D. Bilton, Executive Vice President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST MUNICIPAL BOND FUND (previously known as CT&T Intermediate Municipal Bond Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated November 30, 1993, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through THE CHICAGO TRUST COMPANY; and

     *    The name of the Fund has been changed to CHICAGO TRUST MUNICIPAL BOND
          FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.



CHICAGO TRUST MUNICIPAL BOND FUND              THE CHICAGO TRUST COMPANY
---------------------------------              -------------------------


___________________________________________    _________________________________
By:               Andrew P. Mayo, President    By:

___________________________________________    _________________________________
Attest: Kenneth C. Anderson, Vice President    Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                             CT&T MONEY MARKET FUND
                             ======================


     AGREEMENT made this 30th day of November, 1993 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T MONEY MARKET FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

     WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to Chicago Trust Money Market Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.40% of the Fund's average daily net assets for the month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. This Agreement shall become effective on December , 1993, provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect until November 1995. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 30th day of November, 1993.


ATTEST                                                CT&T MONEY MARKET FUND


_____________                            By:________________________________
                                                   Andrew P. Mayo, President

ATTEST                                       CHICAGO TITLE AND TRUST COMPANY


_____________                  By:__________________________________________
                                  Stuart D. Bilton, Executive Vice President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ==========================================

     This AGREEMENT dated as of the 21st day of December , 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST MONEY MARKET FUND (previously known as CT&T Money Market Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated November 30, 1993, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through

          THE CHICAGO TRUST COMPANY; and

     *    The name of the Fund has been changed to CHICAGO TRUST MONEY MARKET
          FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.


CHICAGO TRUST MONEY MARKET FUND                THE CHICAGO TRUST COMPANY
-------------------------------                -------------------------


-------------------------------------------           --------------------------
By:               Andrew P. Mayo, President           By:


--------------------------------------------          --------------------------
Attest: Kenneth C. Anderson, Vice President    Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                                CT&T TALON FUND
                                ===============

     AGREEMENT made this 27th day of August , 1994 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T TALON FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     The Adviser may employ or contract with other persons to assist it in the performance of this Agreement (herein, a "Sub-Adviser"); provided that the retention of any Sub-Adviser shall be approved as may be required by the 1940 Act. A Sub-Adviser may perform under the supervision of the Adviser any or all services described herein. Sub-Advisers may include other investment advisory or management firms and officers or employees who are employed by the Adviser and the Trust. The fees or other compensation of any Sub-Adviser shall be paid by the Adviser and no obligation may be incurred on the Trust's behalf to any such person.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.80% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date which an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



ATTEST                                                          CT&T TALON FUND


---------------------------                       By:
                                                     --------------------------
                                                      Andrew P. Mayo, President



ATTEST                                           CHICAGO TITLE AND TRUST COMPANY


---------------------------                       By:
                                                     --------------------------
                                      Stuart D. Bilton, Executive Vice President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST TALON FUND (previously known as CT&T Talon Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated August 27, 1994, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through THE CHICAGO TRUST COMPANY; and

     *    The name of the Fund has been changed to CHICAGO TRUST TALON FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.



CHICAGO TRUST TALON FUND                       THE CHICAGO TRUST COMPANY
------------------------                       -------------------------


___________________________________________    _________________________________
By:               Andrew P. Mayo, President    By:

___________________________________________    _________________________________
Attest: Kenneth C. Anderson, Vice President    Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                         MONTAG & CALDWELL GROWTH FUND
                         =============================

     AGREEMENT made this 27th day of August, 1994 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of MONTAG & CALDWELL GROWTH FUND (the "Fund") and MONTAG & CALDWELL, INC. (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.80% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date which an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


ATTEST:                         CT&T FUNDS -- MONTAG & CALDWELL GROWTH FUND



______________                  By:________________________________________
                                   Andrew P. Mayo, President



ATTEST:                         MONTAG & CALDWELL, INC.



______________                  By:_________________________________________
                                   Solon P. Patterson, Chairman & CEO

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of MONTAG & CALDWELL GROWTH FUND (the "Fund") and MONTAG & CALDWELL, INC. (the
"Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Montag & Caldwell, Inc. and the Trust (on behalf of the Fund) originally entered into an Investment Advisory Agreement dated August 27, 1994, wherein Montag & Caldwell, Inc. agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following change:

     * The Parties acknowledge that investment advisory services are provided through Montag & Caldwell, Inc. pursuant to the attached Master Services Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.




CT&T FUNDS -- MONTAG & CALDWELL GROWTH FUND      MONTAG & CALDWELL, INC.
-------------------------------------------      -----------------------


___________________________________________      ____________________________
By:               Andrew P. Mayo, President      By:

___________________________________________      ____________________________
Attest: Kenneth C. Anderson, Vice President      Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                        MONTAG & CALDWELL BALANCED FUND
                        ===============================


     AGREEMENT made this 27th day of August, 1994 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of MONTAG & CALDWELL BALANCED FUND (the "Fund") and MONTAG & CALDWELL, INC.
(the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.75% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date which an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


ATTEST:                          CT&T FUNDS--MONTAG & CALDWELL BALANCED FUND



_______________                  By:________________________________________
                                    Andrew P. Mayo, President



ATTEST:                          MONTAG & CALDWELL, INC.



_______________                  By:_________________________________________
                                    Solon P. Patterson, Chairman & CEO

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of MONTAG & CALDWELL BALANCED FUND (the "Fund") and MONTAG & CALDWELL, INC. (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Montag & Caldwell, Inc. and the Trust (on behalf of the Fund) originally entered into an Investment Advisory Agreement dated August 27, 1994, wherein Montag & Caldwell, Inc. agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following change:

     * The Parties acknowledge that investment advisory services are provided through Montag & Caldwell, Inc. pursuant to the attached Master Services Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.




CT&T FUNDS--MONTAG & CALDWELL BALANCED FUND    MONTAG & CALDWELL, INC.
-------------------------------------------    -----------------------


___________________________________________    _______________________________
By:               Andrew P. Mayo, President    By:

___________________________________________    _______________________________
Attest: Kenneth C. Anderson, Vice President    Attest:

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                          CT&T ASSET ALLOCATION FUND
                          ==========================


     AGREEMENT made this 15th day of March, 1995 by and between CT&T FUNDS, a Delaware Business Trust (the "Trust") on behalf of CT&T ASSET ALLOCATION FUND (the "Fund") and CHICAGO TITLE AND TRUST COMPANY (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.70% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date which an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty
(60) days written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


ATTEST:                                           CT&T ASSET ALLOCATION FUND



_______________                                 By:_________________________
                                                   Andrew P. Mayo, President



ATTEST:                                      CHICAGO TITLE AND TRUST COMPANY



_______________                     By:_____________________________________
                                  Stuart D. Bilton, Executive Vice President

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                   ------------------------------------------


     This AGREEMENT dated as of the 21st day of December, 1995, made by and between CT&T FUNDS, a Delaware business trust (the "Trust"), on behalf of CHICAGO TRUST ASSET ALLOCATION FUND (previously known as CT&T Asset Allocation
Fund) (the "Fund") and THE CHICAGO TRUST COMPANY, an Illinois corporation (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company; and

     WHEREAS, Chicago Title and Trust Company and the Trust (on behalf of the
Fund) originally entered into an Investment Advisory Agreement dated March 15, 1995, wherein Chicago Title and Trust Company agreed to render investment advisory services to the Fund; and

     WHEREAS, the Parties wish to amend the Investment Advisory Agreement to reflect the following changes:

     * The Parties acknowledge that, pursuant to the attached Guaranty Agreement and Master Services Agreement, investment advisory services are provided through THE CHICAGO TRUST COMPANY; and

     * The name of the Fund has been changed to CHICAGO TRUST ASSET ALLOCATION FUND.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree:


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement consisting of one type-written page, to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.


CHICAGO TRUST ASSET ALLOCATION FUND            THE CHICAGO TRUST COMPANY
-----------------------------------            -------------------------


___________________________________________    _________________________________
By:               Andrew P. Mayo, President    By:

___________________________________________    _________________________________
Attest: Kenneth C. Anderson, Vice President    Attest: